UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2008

LaserCard Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-06377	77-0176309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21875 N. Shoreline Boulevard Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

(650) 969-4428

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01.	Regulation FD Disclosure.

LaserCard Corporation (the “Company”) is filing this Form 8-K to correct statements made during its conference call held on October 30, 2008, regarding expected deliveries of optical memory cards under the Angola citizen ID card program. The correct information is that the Company anticipates that such deliveries could be as much as $10 million through March 31, 2009, and could average as much as $4.5 million per quarter over the following five or six quarters. This supersedes statements during the conference call about front-loaded deliveries under the program and different delivery rates.

All statements contained in this Form 8-K that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are not guarantees of future performance or events. Rather, they are based on current expectations, estimates, beliefs, assumptions, and goals and objectives and are subject to uncertainties that are difficult to predict. As a result, the Company’s actual results may differ materially from the statements made. Often such statements can be identified by their use of words such as may, will, intends, plans, believes, anticipates, visualizes, expects, and estimates. Examples of forward-looking statements in this release include the Company’s anticipation that deliveries of optical memory cards under the Angolan citizen ID card program could be as much as $10 million through March 31, 2009, and could average as much as $4.5 million per quarter over the following five or six quarters. This and other forward-looking statements in this Form 8-K are based upon our assumptions about and assessment of the future, which may or may not prove true, and involve a number of risks and uncertainties including, but not limited to whether the program is cancelled for political or budgetary reasons, whether the Angolan legislature approves the card design in a timely manner or at all, whether the Angolan government’s anticipated requested delivery dates are rescheduled or canceled in whole or in part, and whether the Company encounters card or equipment production difficulties as well as the risk factors detailed in the Company’s Form 8-K, 10-K, and 10-Q filings with the Securities and Exchange Commission. Due to these and other risks, future actual results could differ materially from the Company’s expectations. These forward-looking statements speak only as to the date of this Form 8-K, and, except as required by law, the Company undertakes no obligation to publicly release updates or revisions to these statements whether as a result of new information, future events, or otherwise.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized on the 30th day of October, 2008.

LaserCard Corporation (Registrant)

By:	/s/ Steven G. Larson
Steven G. Larson
Vice President, Finance and Chief Financial Officer